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                                                                EXHIBIT 10.92(f)


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT, COPIES OF WHICH WILL BE MADE AVAILABLE UPON REQUEST.


                          OUTSOURCE INTERNATIONAL, INC.

                          COMMON STOCK PURCHASE WARRANT


No. W-4                                                          August 15, 2000


                                               Warrant to Purchase up to 200,000
                                                          Shares of Common Stock


                  OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "Corporation"), for value received, hereby certifies that ABLECO HOLDING LLC, a Delaware limited liability company, or its registered assigns (the "Holder"), is entitled to purchase from the Corporation the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Corporation (the "Common Stock"), equal to the Warrant Quantity, at a purchase price of $0.01 per share (the "Warrant"), at any time or from time to time on and after the date that any Letter of Credit (as defined in the Financing Agreement) is first drawn upon (the "Exercise Date"), but prior to 5:00 P.M., New York City time, on August 15, 2005 (the "Expiration Date"), subject to the terms, conditions and adjustments set forth below in this Warrant; provided, that if all of the Letters of Credit have expired without having been drawn upon, the Expiration Date shall be the date of expiration of all such Letters of Credit.

                  1. Definitions. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

                  "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.3 or 3.4, deemed to be issued) by the Corporation after the date hereof, whether or not subsequently reacquired or retired by the Corporation, other than

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                  (a) shares issued upon the exercise of this Warrant,

                  (b) such number of additional shares as may become issuable upon the exercise of this Warrant by reason of adjustments required pursuant to the anti-dilution provisions applicable to this Warrant as in effect on the date hereof,

                  (c) shares, warrants, options and other securities issued by the Corporation at any time to the Holder or any Affiliate thereof,

                  (d) (i) shares of Common Stock or options exercisable therefor, issued or to be issued under any employee stock option, purchase or bonus plan or plans (including without limitation any profit sharing or 401(k) matching plans), or pursuant to compensatory or incentive agreements, for directors, officers, employees or consultants of the Corporation or any of its Subsidiaries, in each case adopted or assumed after such date by the Corporation's Board of Directors and stockholders; provided in each case that the exercise or purchase price or other consideration for any such share shall not be less than 85% of the fair market value of the Common Stock (as determined in the reasonable business judgment of the Corporation's Board of Directors) on the date of the grant, and (ii) such additional number of shares as may become issuable pursuant to the terms of any such plans or agreements by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock,

                  (e) shares of Common Stock issuable upon the exercise of currently outstanding warrants, as set forth in the Financing Agreement, to purchase Common Stock,

                  (f) shares of Common Stock issued at a price per share of not less than the Current Market Price at the time of issuance and having an aggregate market value (based on such Current Market Price) not in excess of $2,000,000, which is used by the Company to satisfy certain tax indemnification obligations owing by the Company to the initial shareholders of the Company, or

                  (g) shares of Common Stock issued at a price per share of not less than $7.00 per share in exchange for the cancellation of subordinated promissory notes issued in connection with past acquisitions.

                  "Business Day" shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  "Commission" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

                  "Common Stock" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of


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

any class or classes (however designated) of the Corporation the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "Corporation" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Corporation hereunder in compliance with Section 4.

                  "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  "Current Market Price" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date; provided, that in respect of shares of Common Stock issued under any plans or arrangements of the types referred to in clause (d) of the definition of "Additional Shares of Common Stock," Current Market Value shall mean the "current market value," "fair market value" or comparable term (if any) that is defined in such plan.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

                  "Exercise Date" shall have the meaning assigned to it in the introduction to this Warrant.

                  "Expiration Date" shall have the meaning assigned to it in the introduction to this Warrant.

                  "Fair Value" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined jointly by the Corporation and the Holder; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Fair Value shall be determined in good faith, by an independent investment banking firm selected jointly by the Corporation and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Corporation shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

                  "Financing Agreement" shall mean that certain Financing Agreement, dated as of the date hereof, as amended or otherwise modified from time to time, among the Corporation,


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

Outsource International of America, Inc., Outsource Franchising, Inc., Guardian Employer East, LLC, Guardian Employer West, LLC, the guarantors party thereto, Ableco Finance LLC, as collateral agent and The CIT Group/Business Credit, Inc., as the administrative agent.

                  "Holder" shall have the meaning assigned to it in the introduction to this Warrant.

                  "Initial Warrant Quantity" shall mean, at any time of determination, that amount of shares of Common Stock equal to (a) the product obtained by multiplying (i) 200,000 shares by (ii) a fraction (A) the numerator of which shall be the aggregate amount drawn (without duplication) under all Letters of Credit on or prior to the date of determination and (B) the denominator of which shall be the initial aggregate stated amounts of all such Letters of Credit, minus (b) the aggregate amount of shares of Common Stock already issued upon the exercise of this Warrant on or prior to the date of determination; provided, however, that if a draw occurs under any Letter of Credit at any time that an Event of Default (as defined in the Financing Agreement) has occurred and is continuing, the Initial Warrant Quantity shall be equal to 200,000 shares of Common Stock minus the aggregate amount of shares of Common Stock already issued upon the exercise of this Warrant on or prior to the date of determination pursuant to the terms hereof without regard to the amount drawn upon under such Letters of Credit.

                  "Market Price" shall mean, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (iv) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by an independent investment banking firm selected jointly by the Corporation and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Corporation shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Options" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                  "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Corporation or any other Person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of


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

this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

                  "Person" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

                  "Purchase Price" shall mean $0.01 per share.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of the date hereof between the Corporation and the Holder.

                  "Restricted Securities" shall mean (i) any warrants bearing the applicable legend set forth in Section 10.1, (ii) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of this Warrant which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (iii) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of this Warrant as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

                  "Rights" shall have the meaning assigned to it in Section
3.10.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

                  "Warrant Quantity" initially shall mean the Initial Warrant Quantity, which amount shall be subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment is required by
Section 3.

                  "Warrant" shall have the meaning assigned to it in the introduction to this Warrant.

                  2. Exercise of Warrant.

                  2.1. Manner of Exercise; Payment of the Purchase Price. (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time after the Exercise Date through the Expiration Date, by surrendering to the Corporation at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.


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                  (b) Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Corporation or by wire transfer to the Corporation, (ii) by cancellation of all or any part of the unpaid principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) in an amount equal to the Purchase Price, (iii) by cancellation of such number of the shares of Common Stock otherwise issuable to the Holder upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Purchase Price attributable to such shares shall equal the Purchase Price attributable to the shares of Common Stock to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Corporation and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iv) by surrender to the Corporation for cancellation certificates representing shares of Common Stock of the Corporation owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Purchase Price.

                  2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Corporation as provided in
Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

                  2.3. Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses. (a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within ten days thereafter, the Corporation shall cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 10, as the Holder may direct,

                      (i) a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a check for the amount of cash equal to the same fraction multiplied by the Current Market Price per share on the date of Warrant exercise, and

                      (ii) in case such exercise is for less than all of the shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

                  (b) Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Corporation; provided, however, that in the event certificates for shares of Common Stock (or Other Securities) are to be issued in a name other than the name of the


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

Holder, the Corporation may require as a condition thereof, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  2.4. Corporation to Reaffirm Obligations. The Corporation shall, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford such rights to the Holder.

                  2.5. Tax Basis. The Corporation and the Holder hereby agree that the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, shall be $1,000, and the treatment of this Warrant under such Code by each of the Corporation and the Holder shall be consistent with such agreement.

                  3.     Adjustment of Common Stock Issuable Upon Exercise.

                  3.1. General; Warrant Quantity. This Warrant evidences the right to purchase a number of shares of Common Stock equal to the Warrant Quantity, subject to adjustment and readjustment as provided in this Section 3.

                  3.2.   Adjustment of Warrant Quantity.

                  3.2.1. Issuance of Additional Shares of Common Stock. In case the Corporation at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.3 or 3.4, but excluding Additional Shares of Common Stock purchasable upon exercise of Rights referred to in Section 3.10), the Warrant Quantity shall be increased, concurrently with such issue or sale, to an amount determined by multiplying such Warrant Quantity by a fraction

                  (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 3.2.1, (i) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3.3 or 3.4, such Additional Shares shall be deemed to be outstanding, and (ii) treasury shares shall not be deemed to be outstanding, and

                  (b) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price.

                  3.2.2. Extraordinary Dividends and Distributions. In case the Corporation at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification,


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recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend of Rights referred to in Section 3.10 hereof, then, in each such case, the Corporation shall pay to the Holder of this Warrant, at the time such dividend or distribution is paid to the holders of the Common Stock, an amount equal to the product of (i) the Warrant Quantity and (ii) the Fair Value of such dividend or distribution at the time of such dividend or distribution applicable to one share of Common Stock; provided, that payment in respect of a dividend or distribution made prior to the Exercise Date shall only be made by the Corporation to the Holder if and when this Warrant becomes exercisable.

                  3.3. Treatment of Options and Convertible Securities. In case the Corporation at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Corporation entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided, that, such Additional Shares of Common Stock shall not be deemed to have been issued unless
(i) the consideration per share (determined pursuant to Section 3.5) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 3.10, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Warrant Quantity shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Corporation,
(y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Corporation or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;


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

                  (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (c) upon the expiration (or purchase by the Corporation and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Corporation and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                      (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation (pursuant to Section 3.5) upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                      (ii) in the case of Options for Convertible
         Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (pursuant to Section 3.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

                  (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of decreasing the Warrant Quantity by an amount in excess of the amount of the


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

adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

                  (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Quantity shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

                  3.4. Treatment of Stock Dividends, Stock Splits, etc. In case the Corporation at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                  3.5. Computation of Consideration. For the purposes of this
Section 3,

                  (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                      (i) insofar as it consists of cash, be computed at the amount of cash received by the Corporation, without deducting any expenses paid or incurred by the Corporation or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                      (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                      (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and
         (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein;

                  (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing


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

                      (i) the total amount, if any, received and receivable by the Corporation as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                      (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                  (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

                  3.6. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Quantity in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                  3.7. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Corporation (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Corporation (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Warrant Quantity shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the Holder of this Warrant against the effect of such dilution.

                  3.8. De Minimis Adjustments. If the amount of any adjustment of the Warrant Quantity required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Quantity in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward, and adjustment with respect thereto made, at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Warrant Quantity of at least one-tenth (1/10) of one percent (1%) of such Warrant Quantity. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

                  3.9. Abandoned Dividend or Distribution. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Warrant Quantity under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Warrant Quantity by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

                  3.10. Stockholder Rights Plan. Notwithstanding the foregoing, in the event that the Corporation shall distribute "poison pill" rights pursuant to a "poison pill" stockholder rights plan (the "Rights"), the Corporation shall, in lieu of making any adjustment pursuant to Section 3.2.1 or Section
3.2.2 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of, and applicable to, the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which this Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                  4.    Consolidation, Merger, etc.

                  4.1. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Corporation after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, (b) shall permit any other Person to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Quantity is provided in Section 3.2.1 or 3.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a stockholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5.

                  4.2. Assumption of Obligations. Notwithstanding anything contained in this Warrant or in the Financing Agreement to the contrary, the Corporation shall not effect any of the transactions described in clauses (a) through (d) of Section 4.1 unless, prior to the consummation thereof, each Person (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Corporation under this Warrant (and if the Corporation shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Corporation from, any continuing obligations of the Corporation under this Warrant), (b) the obligations of the Corporation under the Registration Rights Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive and such Person shall have similarly delivered to the Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 4) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this
Section 4 shall be deemed to authorize the Corporation to enter into any transaction not otherwise permitted by the Financing Agreement.

                  5. Other Dilutive Events. In case any event shall occur as to which, the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such Sections, then, in each such case, the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the purchase rights represented by this Warrant.

                  6. No Dilution or Impairment. The Corporation shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms, and in the taking of all such action, as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of this Warrant from time to time outstanding, (c) shall not take any action which results in any adjustment of the Warrant Quantity if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of this Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Corporation's certificate of incorporation and available for the purpose of issue upon such exercise, and (d) shall not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

                  7. ACCOUNTANTS' REPORT. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Corporation, at its sole expense, shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation (other than any computation of the Fair Value of property) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Quantity in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Corporation shall forthwith mail a copy of each such report to each holder of a Warrant and shall, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report. The Corporation shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

                  8.  Notices of Corporate Action. In the event of:

                  (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any consolidation or merger involving the Corporation and any other Person, any transaction or series of transactions by the Corporation in which more than 50% of the voting securities of the Corporation are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Corporation to any other Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

the Corporation shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified.

                  9. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Corporation shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Corporation shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding warrants and maintain the listing of such shares after their issuance; and the Corporation shall also list on such national securities exchange, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Corporation.

                  10.   Restrictions on Transfer.

                  10.1. Restrictive Legends. Except as otherwise permitted by this Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT

         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT, COPIES OF WHICH WILL BE MADE AVAILABLE UPON REQUEST."

Except as otherwise permitted by this Section 10, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE COMMON STOCK PURCHASE WARRANT ISSUED BY OUTSOURCE INTERNATIONAL, INC., PURSUANT TO THE FINANCING AGREEMENT, DATED AS OF AUGUST 15, 2000, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG OUTSOURCE INTERNATIONAL, INC., OUTSOURCE INTERNATIONAL OF AMERICA, INC., GUARDIAN EMPLOYER EAST, LLC, GUARDIAN WEST, LLC, THE GUARANTORS PARTY THERETO, ABLECO FINANCE LLC, AS COLLATERAL AGENT AND THE CIT GROUP/BUSINESS CREDIT, INC., AS ADMINISTRATIVE AGENT, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE."

                  10.2. Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except pursuant to
(i) an effective registration statement under the Securities Act and/or applicable state securities or Blue Sky laws or (ii) an exemption from registration under the Securities Act and such laws which, in the opinion of counsel for the Holder, which counsel and opinion are reasonably satisfactory to the Company, is available; provided, that no opinion of counsel shall be required for any transfer to an affiliate of the Holder.

                  10.3. Termination of Restrictions. The restrictions imposed by this Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Corporation, such restrictions are no longer required or necessary in order to protect the Corporation against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Corporation, without expense, new securities of like tenor not bearing the applicable legends required by Section 10.1.

                  11. REPRESENTATIONS OF THE CORPORATION.

                  11.1. Organization and Qualification. The Corporation is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Corporation is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

                  11.2 Authorization; Enforcement; Compliance with Other Instruments. (i) The Corporation has the requisite corporate power and authority to enter into and perform its obligations under this Warrant and the Registration Rights Agreement and to issue the shares of Common Stock issuable upon exercise of this Warrant, (the "Warrant Shares") upon the exercise of this Warrant, in accordance with the terms hereof, (ii) the execution and delivery of this Warrant and the Registration Rights Agreement by the Corporation and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of this Warrant and the reservation for issuance and the issuance of the Warrant Shares, upon exercise of this Warrant, have been duly authorized by the Corporation's Board of Directors and no further consent or authorization is required by the Corporation, its Board of Directors or its stockholders, (iii) this Warrant and the Registration Rights Agreement have been duly executed and delivered by the Corporation, and (iv) this Warrant and the Registration Rights Agreement constitute valid and binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  11.3. Capitalization and Indebtedness. As of the date hereof, the authorized capital stock of the Corporation consists of (i) 100,000,000 shares of Common Stock, par value $0.001 per share, of which, as of the date hereof, 8,657,913 shares are issued and outstanding, plus 29,575 additional shares authorized for issuance, but not yet issued and outstanding, 1,853,767 shares of Common Stock are issuable upon the exercise of outstanding stock options and 1,179,413 shares of Common Stock are issuable upon the exercise of outstanding warrants and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which, as of the date hereof, none of which are issued and outstanding. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. Except as set forth in the Financing Agreement, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Corporation. Except as set forth in the Financing Agreement and as contemplated by this Warrant, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Corporation or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Corporation or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Corporation or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Corporation or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Corporation or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth in the Financing Agreement, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of this Warrant or, upon exercise of this Warrant, the issuance of the Warrant Shares.

                  11.4 Issuance of Warrant and Warrant Shares. This Warrant is duly authorized and, except as set forth in the Financing Agreement, shall not be subject to preemptive rights or other similar rights of stockholders of the Corporation. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of this Warrant, and upon such exercise, will be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Corporation.

                  11.5 No Conflicts. The execution, delivery and performance of this Warrant and the Registration Rights Agreement by the Corporation, and the consummation by the Corporation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant Shares) will not (i) result in a violation of any organizational documents governing the Corporation or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Corporation or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Corporation or any of its subsidiaries or by which any property or asset of the Corporation or any of its subsidiaries is bound or affected. The Corporation is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Warrant or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Corporation is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

                  11.6. Investment Company Status. The Corporation is not and, upon issuance of this Warrant or the Warrant Shares, will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  12. Reservation of Stock, etc. The Corporation shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Corporation ("Transfer Agent"), and every subsequent Transfer Agent for any shares of the Corporation's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Corporation shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Corporation's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Corporation shall supply such Transfer Agent with duly executed stock certificates for such purpose.

                  13. Registration and Transfer of Warrants, etc.

                  13.1. Warrant Register; Ownership of Warrants. Each Warrant issued by the Corporation shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Corporation at its principal office or, at the Corporation's election and expense, by a Warrant Agent or the Transfer Agent. The Corporation shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Corporation may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

                  13.2. Transfer of Warrants. Subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (other than transfer taxes), upon surrender of this Warrant with a properly executed Form of Assignment, attached hereto as Exhibit B, at the principal office of the Corporation. Upon any partial transfer permitted by this Section 13.2, the Corporation shall, at its expense (other than transfer taxes), issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

                  13.3. Replacement of Warrants. On receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender of such Warrant to the Corporation at its principal office and cancellation thereof, the Corporation, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  13.4. Adjustments To Number of Shares. Notwithstanding the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

                  13.5. Fractional Shares. Notwithstanding any adjustment pursuant to Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Corporation shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Corporation shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction (after aggregation of all shares and fractional shares to be issued upon such exercise) multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

                  14. Remedies; Specific Performance. The Corporation stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant and accordingly, the Corporation agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Corporation under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Corporation shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

                  15. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Corporation or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Corporation, whether such obligation or liabilities are asserted by the Corporation or by creditors of the Corporation.

                  16. Notices. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Corporation:    Outsource International, Inc.
                                            1690 South Congress Avenue
                                            Delray Beach, Florida 33445
                                            Attn:  Gary Meier
                                            Fax No. (561) 454-3644

                  with copies to:           Akerman Senterfitt
                                            350 East Las Olas Boulevard
                                            Suite 1600
                                            Fort Lauderdale, Florida 33301
                                            Attn: Donn Beloff, Esq.
                                            Fax No. (954) 463-2224

                  If to Holder:             Ableco Holding LLC
                                            c/o Ableco Finance LLC
                                            450 Park Avenue, 28th Floor
                                            New York, New York 10022
                                            Attn:  Eric F. Miller
                                            Fax No. (212) 891-2100

                  with copies to:           Schulte Roth & Zabel LLP
                                            900 Third Avenue
                                            New York, New York 10022
                                            Attn:  Frederic L. Ragucci, Esq.
                                            Fax No. 212-593-5955

                  All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class registered or certified mail, return receipt requested, postage prepaid; provided, that, the exercise of any Warrant shall be effective in the manner provided in Section 2.

                  17. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

                  18. Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

                  19. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS WARRANT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

                  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS WARRANT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

                  THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE CORPORATION AND HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS WARRANT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  20. Registration Rights Agreement. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

                 21. Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Corporation agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Corporation has executed and delivered this Warrant as of the date first above written.


                                        OUTSOURCE INTERNATIONAL, INC.



                                        By:  /s/ Jon H. Peterson
                                           ------------------------------------
                                           Name:    Jon H. Peterson
                                           Title:   Vice President


                         [Signature page to the Warrant]

                                                   EXHIBIT A to
                                                   Common Stock Purchase Warrant

                                     FORM OF
                           ELECTION TO PURCHASE SHARES

                  The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $0.001 per share ("Common Stock"), of OUTSOURCE INTERNATIONAL, INC. and hereby [makes payment of $________ therefor] [or] [makes payment therefor by application pursuant to
Section 2.1(b)(ii) of the Warrant of $_______ aggregate principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) [or] [makes payment therefor by reduction pursuant to Section 2.1(b)(iii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares] [or] [makes payment therefor by delivery of the following Common Stock Certificates of the Corporation (properly endorsed for transfer in blank) for cancellation by the Corporation pursuant to Section 2.1(b)(iv) of the Warrant, certificates of which are attached hereto for cancellation __________ [list certificates by number and amount]]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

                  If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:
          ----------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

Dated:              , 20                       [NAME OF HOLDER]
       -------------    ---
                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                    EXHIBIT B to
                                                   Common Stock Purchase Warrant


                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $_____ per share ("Common Stock") of OUTSOURCE INTERNATIONAL, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee                  Address                        No. of Shares
----------------                  -------                        -------------



and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated:                , 20                      [NAME OF HOLDER]
       ---------------    ---


                                                By
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                       3